Fleet Status Report

May 2022

VALARIS RENAISSANCE
VALARIS

Valaris Limited Fleet Status Report May 2, 2022

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•Two-well contract with a major operator offshore Angola and the Republic of Congo for drillship VALARIS DS-12. The contract is expected to take place during the first quarter 2023 and has a total contract value of $26.2 million.
•One-well contract extension with TotalEnergies EP Brazil offshore Brazil for drillship VALARIS DS-15. The option well is in direct continuation of the current firm program and has an estimated duration of 100 days.
       Jackups
•One-well contract with an undisclosed operator offshore Australia for heavy duty modern jackup VALARIS 107. The contract is expected to commence in July 2022 with an estimated duration of 37 days. The operating rate is $112,000 per day.
•One-well contract with Eni offshore Australia for heavy duty modern jackup VALARIS 107. The contract is expected to commence in August 2022 with an estimated duration of 70 days. The operating rate is $115,000 per day.
•29-day contract extension with Harbour Energy in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS Norway.
•14-day contract extension with BP in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS Norway.
       Other
•Two-year contract extensions with BP in the U.S. Gulf of Mexico for managed rigs Mad Dog and Thunder Horse. The contract extensions were effective on January 27, 2022.
•ARO Drilling awarded a three-year contract with Saudi Aramco for standard duty modern jackup VALARIS 140. This contract relates to the previously disclosed three-year bareboat charter agreement between Valaris and ARO Drilling.
VALARIS DS-11
•The previously disclosed contract awarded to VALARIS DS-11 for an eight-well contract for a deepwater project in the U.S. Gulf of Mexico has been novated from TotalEnergies to Equinor. No material changes to the contract resulted from the novation, including with respect to the termination provisions in the event the project does not receive final investment decision (FID). Total contract backlog includes approximately $428 million related to this contract.
       Rig Sales
•VALARIS 113 and 114 have been sold to ADES Saudi Limited for a total of $125 million.
•VALARIS 67 has been sold and retired from the offshore drilling fleet.
Day Rate Disclosures
•Going forward, we intend to disclose day rates and other forms of contractual compensation, such as lump sum mobilization payments, for new contracts and extensions, unless such disclosures are restricted by confidentiality provisions.

New Disclosure: bolded text signifies items that have not been previously disclosed

Valaris Limited Fleet Status Report May 2, 2022

Contract Backlog(1) (2) ($ millions)	2022	2023	2024+	Total	Contracted Days(1) (2)	2022	2023	2024+
Drillships(3)	$314.4	$337.7	$638.8	$1,290.9	Drillships(3)	1,484	1,499	2,122
Semisubmersibles	130.3	156.4	89.1	375.8	Semisubmersibles	643	712	391
Floaters	$444.7	$494.1	$727.9	$1,666.7	Floaters	2,127	2,211	2,513

HD - Ultra-Harsh & Harsh	$182.3	$36.5	$—	$218.8	HD - Ultra-Harsh & Harsh	1,711	363	—
HD & SD - Modern	131.1	74.5	20.1	225.7	HD & SD - Modern	1,674	894	298
SD - Legacy	36.8	33.9	—	70.7	SD - Legacy	534	469	—
Jackups	$350.2	$144.9	$20.1	$515.2	Jackups	3,919	1,726	298

Other(4)	$88.0	$126.5	$57.0	$271.5	Other(4)	2,017	2,555	1,939

Total	$882.9	$765.5	$805.0	$2,453.4	Total	8,063	6,492	4,750

ARO Drilling(5)					Average Day Rates(1) (2)	2022	2023	2024+
Owned Rigs	$164.1	$246.6	$582.9	$993.6	Drillships(3)	$212,000	$225,000	$301,000
Leased Rigs	140.5	175.6	180.8	496.9	Semisubmersibles	203,000	220,000	228,000
Total	$304.6	$422.2	$763.7	$1,490.5	Floaters	$209,000	$223,000	$290,000

Valaris 50% Share of ARO Owned Rigs	$82.1	$123.3	$291.4	$496.8	HD - Ultra-Harsh & Harsh	$107,000	$100,000	$—
Adjusted Total(6)	$965.0	$888.8	$1,096.4	$2,950.2	HD & SD - Modern	78,000	83,000	68,000
					SD - Legacy	69,000	72,000	—
(1) Contract backlog, contracted days and average day rates as of May 2, 2022.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Contract backlog includes drilling contracts subject to final investment decision (FID) and drilling contracts which grant the customer termination rights if FID is not received with respect to projects for which the drilling rig is contracted. Average day rates are adjusted to exclude suspension backlog and days.
(3) Total contract backlog includes approximately $428 million related to a contract for drillship VALARIS DS-11. In March 2022, the contract was novated from TotalEnergies to Equinor. No material changes to the contract resulted from the novation, including with respect to the termination provisions in the event the project does not receive final investment decision (FID).
					Jackups	$89,000	$84,000	$68,000

(4) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(5) ARO Drilling contract backlog as of May 2, 2022.
(6) Adjusted total is Valaris consolidated total plus Valaris 50% share of ARO owned rigs.
					HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron Chevron	U.S. GOM U.S. GOM	Aug 20 Jul 22	Jun 22 Jun 25
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	May 24
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies	Brazil	Jun 21	Dec 22
VALARIS DS-12	DSME 12000	2014	BP BP Undisclosed	Angola Mauritania Angola	Sep 21 Apr 22 Jan 23	Apr 22 Dec 22 Mar 23	Confidential	Total contract value of $26.2 million
VALARIS DS-10	Samsung GF12000	2017	Shell Shell	Namibia Nigeria	Nov 21 Apr 22	Apr 22 Oct 22
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jun 22	Jun 24		Rig being reactivated in Spain
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jun 22	Dec 23
Stacked
VALARIS DS-17	GustoMSC P10000	2014	Stacked	Spain
VALARIS DS-11	DSME 12000	2013	Equinor	U.S. GOM	Jul 24	Dec 27
Rig stacked in Spain. In March 2022, the contract was novated from TotalEnergies to Equinor. No material changes to the contract resulted from the novation, including with respect to the termination provisions in the event the project does not receive final investment decision (FID)

VALARIS DS-8	Samsung GF12000	2015	Stacked	Spain
VALARIS DS-7	Samsung 96K	2013	Stacked	Spain
Purchase Options(2)
VALARIS DS-14	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Kosmos Apache Murphy Murphy	U.S. GOM U.S. GOM U.S. GOM Mexico	Mar 22 Jul 22 Aug 22 Sep 22	Jul 22 Aug 22 Sep 22 Nov 22
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Apr 22 Feb 23	Feb 23 Jun 24
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Eni Western Gas Santos Undisclosed	Australia Australia Australia Australia	Nov 21 May 22 Jul 22 Oct 23	Feb 22 Jul 22 Oct 23 Aug 24		The October 2023 contract is subject to final investment decision (FID) by the customer
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012	Stacked	U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS Norway	KFELS N Class	2011	Harbour Energy BP Centrica Storage	UK UK UK	Dec 21 May 22 Sep 22	Apr 22 Sep 22 Jan 23		Accommodation work
VALARIS Stavanger	KFELS N Class	2011	Equinor	Norway	Oct 19	Jul 22
VALARIS Viking	KFELS N Class	2010	Sval Energi Repsol	Norway Norway	Mar 22 Jun 22	May 22 Nov 22
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 249	LT Super Gorilla	2002	OMV	New Zealand	Feb 22	Mar 23
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Feb 23
VALARIS 247	LT Super Gorilla	1998	DNO	UK	May 21	Dec 22
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS 123	KFELS Super A	2019	TAQA Capricorn	Netherlands UK	Jan 22 May 22	May 22 Aug 22
VALARIS 122	KFELS Super A	2014	Shell	UK	Jan 20	Oct 22
VALARIS 121	KFELS Super A	2013	Harbour Energy	UK	Jul 21	Jul 22
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17	Jul 23
Stacked
VALARIS 102	KFELS MOD V-A	2002	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS 118	LT 240-C	2011	Fieldwood BP	Mexico Trinidad	Mar 20 Oct 22	May 22 Jun 23
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Dec 23
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Mubadala Petroleum	Thailand	Feb 22	Sep 22
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18	Nov 22
VALARIS 107	KFELS MOD V-B	2006	Carnarvon Petroleum Vermilion Oil & Gas Undisclosed Eni	Timor-Leste Australia Australia Australia	Jan 22 May 22 Jul 22 Aug 22	Feb 22 Jul 22 Aug 22 Oct 22	$112,000 $115,000
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Jan 18	Jan 23
Stacked
VALARIS 111	KFELS MOD V-B	2003	Stacked	Croatia
VALARIS 109	KFELS MOD V-Super B	2008	Stacked	Namibia
VALARIS 104	KFELS MOD V-B	2002	Stacked	UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Nov 22		Leased to ARO Drilling(4)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Aug 22		Leased to ARO Drilling(4)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	W&T Offshore Undisclosed Undisclosed	U.S. GOM U.S. GOM U.S. GOM	Dec 21 Feb 22 Apr 22	Feb 22 Apr 22 Jul 22
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 18	Apr 22
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15	Dec 22
Stacked
VALARIS 145	LT Super 116-E	2010	Stacked	U.S. GOM
VALARIS 75	LT Super 116-C	1999	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Jul 23		Planned maintenance for approx. 30 days in 2Q22
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Aug 23		Planned maintenance for approx. 30 days in 4Q22
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Sep 22
VALARIS 36	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep 18	May 22		Leased to ARO Drilling(4)
Sold / Held for Sale
VALARIS 114	BM Pacific Class 400	2012	Sold
VALARIS 113	BM Pacific Class 400	2012	Sold
VALARIS 67	LT 84-CE	1976	Sold
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 2, 2022

Asset Category / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 24
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 60 days in 3Q22
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 55 days in 3Q22
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 45 days in 3Q22
ARO 2005	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in 1H23
ARO 2006	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in 1H23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
May 2, 2022

2
9
1
2
3
6
5
1
14
1
1
1
2
1
1
2
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report May 2, 2022

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding future rig day rates, including adjustments with customers; future levels of offshore drilling activity; expected utilization, day rates, revenues, operating expenses, rig commitments and availability, cash flow, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the effect, impact, potential duration and other implications of the ongoing COVID-19 pandemic; impact of our emergence from bankruptcy; the offshore drilling market, including supply and demand, customer drilling programs, stacking and reactivation of rigs, effects of new and reactivated rigs on the market and effects of volatility in commodity prices; expected work commitments, awards and contracts; letters of intent; scheduled delivery dates for rigs; performance of our joint venture with Saudi Aramco; the timing of delivery, mobilization, contract commencement, availability, relocation or other movement of rigs; expected divestitures of assets; general market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); future operations; increasing regulatory complexity; and expense management. The forward-looking statements contained in this press release are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the COVID-19 outbreak and global pandemic and the related public health measures implemented by governments worldwide, which may, among other things, impact our ability to staff rigs and rotate crews; cancellation, suspension, renegotiation or termination of drilling contracts and programs, including drilling contracts which grant the customer termination rights if final investment decision (FID) is not received with respect to projects for which the drilling rig is contracted; potential additional asset impairments; failure to satisfy our debt obligations; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; the effects of our emergence from bankruptcy on the Company's business, relationships, comparability of our financial results and ability to access financing sources; actions by regulatory authorities, or other third parties; actions by our security holders; commodity price fluctuations and volatility, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; consumer preferences for alternative fuels; increased scrutiny of our Environmental, Social and Governance ("ESG") practices and reporting responsibilities; changes in customer strategy; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.